SAFE Instruments	12 Months Ended
Dec. 31, 2024
SAFE Instruments [Abstract]
SAFE Instruments
4.	SAFE Instruments

During the year ended December 31, 2024, the Company issued SAFE instruments to TPAV, LLC (“TPAV”), a party related through Nikolay Savchuk, the President and Chief Operating Officer of the Company, entities affiliated with OrbiMed, a party related through Carl Gordon, Director of the Company, and third-party investors resulting in net proceeds of $11.0 million. The terms of the SAFEs required that they automatically convert into capital stock upon a qualified equity financing prior to the termination of the SAFE. The SAFEs will automatically convert into the number of shares of capital stock equal to the purchase amount divided by the conversion price, which means either: (1) the SAFE price or (2) discount price (lowest price per standard share of capital stock sold in the equity financing multiplied by the discount rate), whichever results in a greater number of shares of capital stock.

The issued SAFEs were settled immediately following the effective time of the Merger in conjunction with a private placement offering (the “Offering”). The fair value of the SAFE liability was estimated using a probability-weighted expected return method and the underlying equity value of the Company on the date of the Offering. The following table provides a summary of the changes in the estimated fair value of the SAFE liability:

Year Ended December 31, 2024
Issuance of SAFE instruments	$11,812,496
Change in fair value	833,328
Settlement of SAFE liability in conjunction with the Offering	(12,645,824)
Balance at December 31, 2024	$—